Supplement dated June 12, 2014

to the Statement of Additional Information, dated May 1, 2014, for

New York Life Insurance and Annuity Corporation

CorpExec Accumulator VUL

Corporate Executive Accumulator Variable Universal Life

Investing in

NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I

This supplement amends the May 1, 2014 Statement of Additional Information (the “SAI”) for the above referenced New York Life corporate sponsored variable universal life insurance policy (the “Policy”). You should read this information carefully before you invest and retain this supplement for future reference together with the SAI for the Policy. This supplement is not valid unless it is read in conjunction with the SAI for the Policy. All capitalized terms used but not defined herein have the same meaning as those included in the prospectus for the Policy.

The purpose of this supplement is to conform the following SAI disclosure on commissions to the disclosure contained in the prospectus for the Policy.

Keeping this purpose in mind, please note the following:

1.	The fourth paragraph of the section on “Distribution and Compensation Arrangements” at page 2 of the SAI for the Policy is deleted in its entirety and replaced with the following:

Broker-dealers will be paid commission not to exceed 25% of premiums paid up to the Target Premium in Policy Year 1, 12.6% for Policy Years 2-4 and 3% for Policy Years 5-7 on premiums paid up to target. In addition, We pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-7. Total commissions paid in the fiscal years ended December 31, 2013, 2012 and 2011 were $4,681,284, $3,114,939 and $4,238,243 respectively. NYLIFE Distributors did not retain any of these commissions.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010